EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ Davidi Gilo

Print Name:	Davidi Gilo

Title:	Director

Date:	April 11, 2008

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ James A. Chiddix

Print Name:	James A. Chiddix

Title:	Director

Date:	April 14, 2008

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ Margaret A. Bellville

Print Name:	Margaret A. Bellville

Title:	Director

Date:	April 11, 2008

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ Ronn Benatoff

Print Name:	Ronn Benatoff

Title:	Director

Date:	April 13, 2008

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ Lewis S. Broad

Print Name:	Lewis S. Broad

Title:	Director

Date:	April 11, 2008

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ Avi Fischer

Print Name:	Avraham Fischer

Title:	Director

Date:	April 12, 2008

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ Benita Fitzgerald Mosley

Print Name:	Benita Fitzgerald Mosley

Title:	Director

Date:	April 15, 2008

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Vyyo Inc. (the “Company”), does hereby appoint Wayne H. Davis, Robert Mills, and Tashia L. Rivard, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements listed below and any other outstanding registration statements on file with the Securities and Exchange Commission, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission:

Form S-1 Registration Statement, Registration Number 333-96129

Form S-1 Registration Statement, Registration Number 333-45132

Form S-8 Registration Statement, Registration Number 333-37804

Form S-8 Registration Statement, Registration Number 333-55958

Form S-8 Registration Statement, Registration Number 333-67070

Form S-8 Registration Statement, Registration Number 333-86878

Form S-8 Registration Statement, Registration Number 333-105216

Form S-8 Registration Statement, Registration Number 333-113838

Form S-8 Registration Statement, Registration Number 333-121911

Form S-8 Registration Statement, Registration Number 333-123373

Form S-8 Registration Statement, Registration Number 333-131632

Form S-8 Registration Statement, Registration Number 333-140301

Form S-8 Registration Statement, Registration Number 333-144113

Signature:	/s/ Alan L. Zimmerman

Print Name:	Alan L. Zimmerman

Title:	Director

Date:	April 11, 2008